                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.



                                 GREEN TREE FINANCIAL CORP.


                                 BY: /s/Phyllis A. Knight
                                     --------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                      GREEN TREE FINANCIAL CORP.


                                       BY: /s/Phyllis A. Knight
                                           -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION

                   CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1997

                                        Distribution Date: 4/15/97
                                        CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                LP5,LQ3
                                        Trust Account:  3334725-0

Class A Certificates
--------------------

1.  (a)  Amount Available (including Monthly
         Servicing Fee)                                          $2,544,750.91

    (b)  Class M-1 Interest Deficiency Amount
         (if any), Class M-2 Interest Deficiency
         Amount (if any) and Class B-1 Interest
         Deficiency Amount (if any) withdrawn for
         prior Payment Date                                                .00

    (c)  Amount Available after giving effect to
         withdrawal of any Class M-1 Interest Deficiency
         Amount, Class M-2 Interest Deficiency Amount
         and Class B-1 Interest Deficiency Amount prior
         Payment Date                                             2,544,750.91

    INTEREST

2.  Aggregate Interest
    (a)  Class A-1 Pass-through Rate              5.70%
         Class A-1 Interest                                          52,631.93

    (b)  Class A-2 Pass-through Rate              6.00%
         Class A-2 Interest                                         105,000.00

    (c)  Class A-3 Pass-through Rate              6.35%
         Class A-3 Interest                                          91,545.83

3.  Amount Applied to unpaid Class A Interest Shortfall                    .00

4.  Remaining Unpaid Class A Interest Shortfall                            .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 2

                                        Distribution Date: 4/15/97
                                        CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                LP5,LQ3
                                        Trust Account:  3334725-0
        PRINCIPAL

5.  Formula Principal Distribution Amount:
      (a) Scheduled Principal                      $   259,450.93
      (b) Principal Prepayments                      1,554,398.35
      (c) Delinquent Payments Advanced                  42,066.67
      (d) Liquidated Contracts                          59,292.62
      (e) Repurchases                                         .00
      (f) Delinquent Payments Recovered                (46,145.11)
      (g) Previously Undistributed Principal Amounts          .00

                             Total Principal                  $ 1,869,063.46

    6.    Pool Scheduled Principal Balance                     70,937,366.30

    7.    Senior Percentage for such Payment Date                        100%

    8.    Class A Principal Distribution:
          (a)  Class A-1                                        1,869,063.46
          (b)  Class A-2                                                 .00
          (c)  Class A-3                                                 .00

    9.    Class A Principal Balance
          (a)  Class A-1 Principal Balance                      9,211,343.30
          (b)  Class A-2 Principal Balance                     21,000,000.00
          (c)  Class A-3 Principal Balance                     17,300,000.00

          CLASS M-1 CERTIFICATES
          ----------------------

    10.   Amount Available less the Class A Distribution
          Amount(including Monthly Servicing Fee)                 426,509.69

          INTEREST

    11.   Aggregate Interest
          (a)  Class M-1 Pass-through Rate                 6.95%
               Class M-1 Interest                                  37,935.42

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 3

                                        Distribution Date: 4/15/97
                                        CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                LP5,LQ3
                                        Trust Account:  3334725-0


     12.  Amount applied to Unpaid Class M-1 Interest Shortfall             .00

     13.  Amount applied to Class M-1 Interest Deficiency Amount            .00

     14.  Remaining unpaid Class M-1 Interest Deficiency Amount             .00

     15.  Remaining Unpaid Class M-1 Interest Shortfall                     .00

          PRINCIPAL

     16.  Formula Principal Distribution Amount
          (a)  Scheduled Principal                                          .00
          (b)  Principal Prepayments                                        .00
          (c)  Liquidated Contracts                                         .00
          (d)  Repurchased                                                  .00
          (e)  Previously Undistributed Principal Amounts                   .00

     17.  Class M-1 Principal Balance                              6,550,000.00

     18.  Senior Percentage for such Payment Date                        100.00%

     19.  Class M-1 Principal Distribution                                  .00

          INTEREST ON PRINCIPAL SHORTFALL

     20.  Aggregate Principal Shortfall                                     .00

     21.  Class M-1 Principal Shortfall Amount                              .00

     22.  Amount applied to Unpaid Class M-1 Interest
          Shortfall on Principal Shortfall                                  .00

     23.  Remaining Unpaid Class M-1 Interest Shortfall on
          Principal Shortfall                                               .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 4

                                        Distribution Date: 4/15/97
                                        CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                LP5,LQ3
                                        Trust Account:  3334725-0


          Class M-2 Certificates
          ----------------------

     24.  Amount Available less the Class A Distribution Amount and Class M-1 Distribution Amount (including Monthly
          Servicing Fee)                                              388,574.27


          INTEREST

     25.  Current Interest
          (a)  Class M-2 Pass-through Rate              7.30%
          (b)  Class M-2 Interest                                      34,218.75

     26.  Amount applied to Unpaid Class M-2 Interest Shortfall              .00

     27.  Amount applied to Class M-2 Interest Deficiency Amount             .00

     28.  Remaining unpaid Class M-2 Interest Deficiency Amount              .00

     29.  Remaining unpaid Class M-2 Interest Shortfall                      .00

          PRINCIPAL

     30.  Formula Principal Distribution Amount
          (a)  Scheduled Principal                                         .00
          (b)  Principal Prepayments                                       .00
          (c)  Liquidated Contracts                                        .00
          (d)  Repurchases                                                 .00
          (e)  Previously Undistributed Principal
               Amount                                                      .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 5

                                        Distribution Date: 4/15/97
                                        CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                LP5,LQ3
                                        Trust Account:  3334725-0

     31.  Class M-2 Principal Balance                         5,625,000.00

     32.  Senior Percentage for such Payment Date                   100.00%

     33   Class M-2 Percentage Distribution:                           .00

          INTEREST ON PRINCIPAL SHORTFALL

     34.  Aggregate Principal Shortfall Amount                         .00

     35.  Class M-2 Principal Shortfall Amount                         .00

     36.  Amount applied to Unpaid Class M-2 Interest
          Shortfall on Principal Shortfall                             .00

     37.  Remaining Unpaid Class M-2 Interest Shortfall
          on Principal Shortfall                                       .00

          CLASS B PRINCIPAL DISTRIBUTION TESTS
          (tests must be satisfied on and after the Payment Date occurring in April 1999)

     38.  Average Sixty Day Delinquency Ratio Test
          (a)  Sixty-Day Delinquency Ratio for current
               Payment Date                                            .77%
          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two
               preceding months; may not exceed 2.5%)                  .77%

     39.  Average Thirty Day Delinquency Ratio Test
          (a)  Thirty-Day Delinquency Ratio for current
               Payment Date                                            .90%
          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two
               preceding months; may not exceed 5%)                    .79%

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 6

                                   Distribution Date: 4/15/97
                                   CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                           LP5,LQ3
                                   Trust Account:  3334725-0

     40.  Cumulative Realized Losses Test
          (a)  Cumulative Realized Losses for current
               Payment Date (as a percentage of Cut-off
               Date Pool Principal Balance: may not exceed
               10% from April 1, 1999 to March 31, 2001,
               11% from April 1, 2001 to March 31, 2002,
               12% after March 1, 2002                                    .77%

     41.  Current Realized Losses Test
          (a)  Current Realized Losses for current Payment Date     63,421.53

          (b)  Current Realized Loss Ratio (total Realized
               Losses for most recent three months, multiplied
               by 4, divided by arithmetic average of Pool
               Schedule Principal Balances for third preceding
               Remittance and for current Remittance Date;
               may not exceed 2.5%)                                      1.95%

     42.  Class B Principal Balance Test

          (a)  Class B Principal Balance (before any
               distributions on current Payment Date)
               divided by Pool Scheduled Principal Balance
               for prior Payment Date (must equal or exceed 24%)        15.45%

          CLASS B-1 CERTIFICATES
          ----------------------

     43.  Amount Available less the Class A Distribution Amount and Class M Distribution Amount (including Monthly
          Servicing Fee)                                           354,355.52

          INTEREST

     44.  Class B-1 Pass-through Rate                                    6.85%

     45.  Current Interest                                          32,109.38

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 7

                                   Distribution Date: 4/15/97
                                   CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                           LP5,LQ3
                                   Trust Account:  3334725-0

     46.  Amount applied to Unpaid Class B-1 Interest Shortfall             .00

     47.  Amount applied to Class B-1 Interest Deficiency Amount            .00

     48.  Remaining unpaid Class B-1 Interest Deficiency Amount             .00

     49.  Remaining Unpaid Class B-1 Interest Shortfall                     .00

          PRINCIPAL

     50.  Formula Principal Distribution Amount:
          (a)  Scheduled Principal                                          .00
          (b)  Principal Prepayments                                        .00
          (c)  Liquidated Contracts                                         .00
          (d)  Repurchases                                                  .00
          (e)  Previously Undistributed Principal Amounts                   .00

     51.  Pool Scheduled Principal Balance                        70,937,366.30
     52.  Class B Percentage for such Payment Date                          .00

     53.  Class B Percentage of Formula Principal
          Distribution Amount                                               .00

     54.  Class B Principal Balance                               11,251,023.00

     55.  Class B-1 Principal Balance                              5,625,000.00

          INTEREST ON PRINCIPAL SHORTFALL

     56.  Aggregate Principal Shortfall Amount                              .00

     57.  Class B-1 Principal Shortfall Amount                              .00

     58.  Amount applied to Unpaid Class B-1 Interest
          Shortfall on Principal Shortfall                                  .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 8

                                 Distribution Date: 4/15/97
                                 CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                         LP5,LQ3
                                 Trust Account:  3334725-0

     59.  Remaining Unpaid Class B-1 Interest Shortfall on Principal
          Shortfall                                                        .00

          CLASS B-2 CERTIFICATES
          ----------------------

     60.  Remaining Amount Available                                322,246.14

          INTEREST

     61.  Class B-2 Pass-through Rate                                     7.40%

     62.  Current Interest                                           34,693.81

     63.  Amount applied to Unpaid Class B-2 Interest
          Shortfall                                                        .00

     64.  Remaining Unpaid Class B-2 Interest Shortfall                    .00

          PRINCIPAL

     65.  Formula Principal Distribution Amount:
          (a)  Scheduled Principal                                         .00
          (b)  Principal Prepayments                                       .00
          (c)  Liquidated Contracts                                        .00
          (d)  Repurchases                                                 .00
          (e)  Previously Undistributed Principal Amounts                  .00

     66.  Pool Scheduled Principal Balance                       70,937,366.30

     67.  Class B Percentage for such Payment Date                         .00

     68.  Class B Percentage of Formula Principal
          Distribution Amount                                              .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1997
                                   Page 9         Distribution Date: 4/15/97
                                                  CUSIP#: 393505-LJ9,LK6,LL4,
                                                  LM2,LN0,LP5,LQ3
                                                  Trust Account:  3334725-0

     69.  Current Principal (Class B Percentage of Formula Principal
          Distribution Amount less Class B-1 Principal Balance)             .00


     70.  Class B-2 Principal Liquidation Loss Amount                       .00

     71.  Class B-2 Limited Guaranty Payment                                .00

     72.  Class B-2 Principal Balance                              5,626,023.00

          INTEREST ON PRINCIPAL SHORTFALL

     73.  Aggregate Principal Shortfall Amount                              .00

     74.  Class B-2 Principal Shortfall Amount                              .00

     75.  Amount applied to Unpaid Class B-2 Interest
          Shortfall on Principal Shortfall                                  .00

     76.  Remaining Unpaid Class B-2 Interest Shortfall
          on Principal Shortfall                                            .00

          CLASS A, CLASS M, AND CLASS B CERTIFICATES
          ------------------------------------------

     77.  Pool Factor
          (a)  Previous Month Pool Factor                             .77680059
          (b)  Current Month Pool Factor                              .75685881

     78. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

          (a)  31-59 days          637,367.42       42
          (b)  60-89 days          208,263.57       11
          (c)  90 or more days     334,900.63       20

     79.  Defaulted Contracts                                         59,621.67

     80.  Number of Liquidated Contracts and
          Net Liquidation Loss                         # 5            63,421.53

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 10

                                   Distribution Date: 4/15/97
                                   CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                           LP5,LQ3
                                   Trust Account:  3334725-0

     81.  Number of Loans Remaining                                       4,984

     82.  Number and Principal Balance of Contracts
          with FHA Claims finally rejected, or no FHA
          claim was submitted because FHA Insurance was
          unavailable                             # 47              681,696.79

     83.  FHA Insurance reserve amount                           92,851,520.04

     84.  Amount received from FHA insurance                               .00

          CLASS C CERTIFICATES
          --------------------

     85.  Monthly Servicing Fee                                      45,504.02

     86   Class C Residual Payment                                  242,048.31


     Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-A
                                  MARCH 1997
                              Defaulted Contracts


                                                            Estimated
                                                              Loss at
Account#     Principal      Interest        Amount          Sale Date
--------     ---------      --------      ----------        ---------
15719059      9,097.58        50.49         9,148.07          9,669.60
15720265      2,852.18        15.82         2,868.00          3,170.80
15722450     25,927.80       143.89        26,071.69         27,574.31
15725886      6,751.50        37.47         6,788.97          7,211.15
15726083     14,663.56        81.38        14,744.94         15,630.05

TOTALS      $59,292.62      $329.05       $59,621.67        $63,255.91
            ==========      =======       ==========        ==========